UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2015

AMERICAN ENERGY CAPITAL PARTNERS—ENERGY RECOVERY PROGRAM, LP

(Exact name of Registrant as specified in its charter)

Delaware	333-192852	46-4076419
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 2, 2015, American Energy Capital Partners — Energy Recovery Program, LP (the “Partnership”) held a Special Meeting of Unitholders (the “Special Meeting”) at which the unitholders voted on a proposal to approve the dissolution and liquidation of the Partnership. The unitholders approved the proposal.

The full results of the proposal voted on at the Special Meeting are set forth below:

Proposal No. 1 — Approval of the Dissolution and Liquidation of the Partnership:

Votes For	Votes Against	Abstentions
322,478 (99.5%)	500 (0.15%)	1,080 (0.33%)

There were no broker non-votes. No other proposals were submitted to a vote of the Partnership’s unitholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN ENERGY CAPITAL PARTNERS—ENERGY RECOVERY PARTNERS, LP
By: American Energy Capital Partners GP, LLC, its general partner
November 6, 2015	By: /s/ William M. Kahane
Name: William M. Kahane
Title: Chief Executive Officer and President